EXCHANGE LISTED FUNDS TRUST

REX BKCM ETF

(NYSE Arca Ticker: BKC)

Supplement dated January 25, 2019 to the

currently effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information of the REX BKCM ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with REX Shares, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about February 7, 2019 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on January 25, 2019, and the last day of trading the Fund’s shares on the NYSE Arca, Inc. will be February 5, 2019. From January 25, 2019 through February 5, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the liquidation distribution, the ex-dividend date will be February 4, 2019, the record date will be February 5, 2019, and the pay date will be February 7, 2019. Shareholders who purchase shares of the Fund on or after the ex-date of February 4, 2019 will not be eligible to receive dividends from the liquidation distribution.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on January 25, 2019, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-739-1414 or visit www.rexshares.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.